Exhibit 99.1

EXECUTION VERSION

This AGREEMENT OF RESIGNATION, APPOINTMENT AND ACCEPTANCE (the Agreement), dated as of March 10, 2016 by and among Goodrich Petroleum Corporation, duly organized and existing under the laws of the State of Delaware and having its principal office at 801 Louisiana, Suite 700, Houston, Texas 77002 (the “Company”), Wells Fargo Bank, National Association, a national banking association duly organized and existing under the laws of the United States of America and having a corporate trust office at 750 North St. Paul Place, Suite 1750, Dallas, Texas 75201 (the “Resigning Trustee”) and Wilmington Trust, National Association, a national banking association duly organized and existing under the laws of the United States of America and having a corporate trust office at 15950 North Dallas Parkway, Suite 550, Dallas, Texas 75248 (the “Successor Trustee”).

RECITALS:

WHEREAS, there are currently $218,109,000 aggregate principal amount of the Company’s senior notes and convertible notes (collectively, the “Securities”) outstanding under the following indentures by and among the Company, the Resigning Trustee and Goodrich Petroleum Company, L.L.C., as Subsidiary Guarantor:

(i) an indenture dated as of December 6, 2006 (as thereafter supplemented by the First Supplemental Indenture, dated as of April 1, 2011, (the “2011 First Supplemental Indenture”), the “2026 Notes Indenture”) pursuant to which the Company’s 3.25% Convertible Senior Notes due 2026 (the “2026 Notes”) were issued and $429,000.00 is outstanding as of the date hereof;

(ii) a senior indenture dated as of September 28, 2009 (as thereafter supplemented by the Second Supplemental Indenture, dated as of April 1, 2011, (the “2011 Second Supplemental Indenture”), the “2009 Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of September 28, 2009 (the “2009 Supplemental Indenture”, and together with the 2009 Base Indenture, the “2029 Notes Indenture”), pursuant to which the Company’s 5.00% Convertible Senior Notes due 2029 (the “2029 Notes”) were issued and $6,692,000.00 is outstanding as of the date hereof;

(ii) the 2009 Base Indenture, as supplemented by Third Supplemental Indenture, dated as of August 26, 2013 (the “2013 Supplemental Indenture”, and together with the 2009 Base Indenture, the “2032 Notes Indenture”) (the 2026 Notes Indenture, the 2029 Notes Indenture and 2032 Notes Indenture collectively referred to herein as the “Convertible Indentures”) pursuant to which the Company’s 5.00% Convertible Senior Notes due 2032 (the “2032 Notes”) were issued and $94,160,000.00 is outstanding as of the date hereof; and

(iii) an indenture dated as of March 2, 2011 (the “2019 Notes Indenture”) (each of the Convertible Indentures and the 2019 Notes Indenture are each an “Indenture” and collectively referred to herein as the “Indentures”) pursuant to which the Company’s 8.875% Senior Notes due 2019 (the “2019 Notes”) were issued and $116,828,000.00 is outstanding as of the date hereof;

WHEREAS, the Company appointed Resigning Trustee as the trustee (the “Trustee”), registrar (the “Registrar”) and paying agent (the “Paying Agent”) under the Indentures;

WHEREAS, the Indentures provide that the Trustee may at any time resign with respect to the Securities by giving written notice of such resignation to the Company, effective upon the acceptance by a successor Trustee of its appointment as a successor Trustee;

WHEREAS, Section 610 of the 2029 Notes Indenture and the 2032 Notes Indenture provides that, if the Trustee shall resign, the Company, by a Board Resolution, shall promptly appoint a successor Trustee;

WHEREAS, Section 7.08 of the 2019 Notes Indenture provides that, if the Trustee shall resign, the Company shall promptly appoint a successor Trustee;

WHEREAS, Section 8.08 of the 2026 Notes Indenture provides that, if a vacancy shall exist in the office of the Trustee for any reason, the Company shall appoint a successor Trustee;

WHEREAS, Section 2.05 of the 2026 Notes Indenture, Section 2.04 of the 2019 Notes Indenture and the terms of the 2032 Notes Indenture and the 2029 Notes Indenture permit the Company to appoint a Paying Agent and Registrar;

WHEREAS, the Indentures provide that any successor Trustee appointed in accordance with the Indentures shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment under the Indentures, and thereupon the resignation of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of the predecessor Trustee;

WHEREAS, the Resigning Trustee has given written notice to the Company that it is resigning as Trustee, Registrar and Paying Agent under the Indentures and as Conversion Agent under the Convertible Indentures;

WHEREAS, the Company desires to appoint Successor Trustee as successor Trustee, Registrar and Paying Agent to succeed Resigning Trustee in such capacities under each Indenture and as Conversion Agent under each Convertible Indenture; and

WHEREAS, Successor Trustee is willing to accept such appointment as successor Trustee, Registrar and Paying Agent under each Indenture and as Conversion Agent under each Convertible Indenture;

NOW, THEREFORE, the Company, Resigning Trustee and Successor Trustee, for and in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby consent and agree as follows:

THE RESIGNING TRUSTEE

1.1 Pursuant to the Indentures, Resigning Trustee has by letter notified the Company that Resigning Trustee is resigning as Trustee, Registrar and Paying Agent under each Indenture and as Conversion Agent under each Convertible Indenture.

1.2 Resigning Trustee hereby represents and warrants to Successor Trustee that:

(a)	The Indentures, and each amendment and supplemental indenture thereto, if any, was validly and lawfully executed and delivered by the Resigning Trustee and is in full force and effect.

(b)	No covenant or condition contained in the Indentures have been waived by Resigning Trustee or, to the best knowledge of any responsible officer assigned to the Resigning Trustee’s corporate trust department, by the holders of the percentage in aggregate principal amount of the Securities required by the Indentures to effect any such waiver.

(c)	There is no action, suit or proceeding pending or, to the best knowledge of any responsible officers assigned to the Resigning Trustee’s corporate trust department, threatened against Resigning Trustee before any court or any governmental authority arising out of any act or omission of Resigning Trustee as Trustee under any of the Indentures.

(d)	As of the Effective Date (defined below) of this Agreement, Resigning Trustee will hold no monies or property under the Indentures.

(e)	Pursuant to the 2026 Indenture, Resigning Trustee has duly authenticated and delivered $125,000,000.00 aggregate principal amount of 2026 Notes, $429,000.00 of which are outstanding as of the date hereof and interest has been paid through but not including December 1, 2015, the most recent date on which interest is required to be paid, in accordance with the terms of such 2026 Notes.

(f)	Pursuant to the 2029 Indenture, Resigning Trustee has duly authenticated and delivered $218,500,000.00 aggregate principal amount of 2029 Notes, $6,692,000.00 of which are outstanding as of the date hereof and interest has been paid through but not including October 1, 2015, the most recent date on which interest is required to be paid in accordance with the terms of such 2029 Notes.

(g)	Pursuant to the 2032 Indenture, Resigning Trustee has duly authenticated and delivered $109,250,000.00 aggregate principal amount of 2032 Notes, $94,160,000.00 of which are outstanding as of the date hereof and interest has been paid through but not including October 1, 2015, the most recent date on which interest is required to be paid in accordance with the terms of such 2032 Notes.

(h)	Pursuant to the 2019 Indenture, Resigning Trustee has duly authenticated and delivered $275,000,000.00 aggregate principal amount of 2019 Notes, $116,828,000.00 of which are outstanding as of the date hereof and interest has been paid through but not including September 15, 2015, the most recent date on which interest is required to be paid in accordance with the terms of such 2019 Notes.

(f)	The registers in which it has registered and transferred registered Securities accurately reflect the amount of Securities issued and outstanding and the amounts payable thereon.

(g)	Each person who so authenticated the Securities was duly elected, qualified and acting as an officer or authorized signatory of Resigning Trustee and empowered to authenticate the Securities at the respective times of such authentication and the signature of such person or persons appearing on such Securities is each such person’s genuine signature.

(h)	This Agreement has been duly authorized, executed and delivered on behalf of Resigning Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

(i)	No responsible officer assigned to the Resigning Trustee’s corporate trust department has received notice from the Company or any holder (as defined in the Indentures) that a default or Event of Default (as defined in the Indentures) has occurred and is continuing, and, without independent investigation, no responsible officer assigned to the Resigning Trustee’s corporate trust department has actual knowledge that a default or Event of Default has occurred and is continuing under any Indenture.

1.3 Resigning Trustee hereby assigns, transfers, delivers and confirms to Successor Trustee all right, title and interest of Resigning Trustee in and to the trust under each Indenture and all the rights, powers, trusts, privileges, immunities, duties and obligations of the Trustee, Paying Agent and Registrar under each Indenture and as Conversion Agent under each Convertible Indenture. Resigning Trustee shall execute and deliver such further instruments and shall do such other things as Successor Trustee may reasonably require so as to more fully and certainly vest and confirm in Successor Trustee all the rights, powers, trusts, privileges, immunities, duties and obligations hereby assigned, transferred, delivered and confirmed to Successor Trustee as Trustee, Registrar and Paying Agent under each Indenture and as Conversion Agent under each Convertible Indenture.

1.4 Resigning Trustee shall deliver to Successor Trustee, as of or promptly after the Effective Date hereof, all of the documents listed on Exhibit A hereto.

2

THE COMPANY

2.1 The Company hereby accepts the resignation of Resigning Trustee as Trustee, Registrar and Paying Agent under each Indenture and as Conversion Agent under each Convertible Indenture.

2.2 The Company hereby appoints Successor Trustee as Trustee, Registrar and Paying Agent under each Indenture and as Conversion Agent under each Convertible Indenture to succeed to, and hereby vests Successor Trustee with, all the rights, powers, trusts, privileges, immunities, duties and obligations of Resigning Trustee under each Indenture with like effect as if originally named as Trustee, Registrar and Paying Agent in such Indenture and as Conversion Agent under each Convertible Indenture.

2.3 The Company hereby represents and warrants to Resigning Trustee and Successor Trustee that:

(a)	The Company is a corporation duly and validly organized and existing pursuant to the laws of the State of Delaware.

(b)	Each Indenture, and each amendment or supplemental indenture thereto, was validly and lawfully executed and delivered by the Company and is in full force and effect and the Securities were validly issued by the Company.

(c)	The Company has performed or fulfilled prior to the date hereof, each covenant, agreement, condition, obligation and responsibility under the Indentures.

(d)	No event has occurred and is continuing which is, or after notice or lapse of time would become, a Default or an Event of Default under any Indenture.

(e)	No covenant or condition contained in the Indenture has been waived by the Company or, to the best of the Company’s knowledge, by holders of the percentage in aggregate principal amount of the Securities required to effect any such waiver.

(f)	There is no action, suit or proceeding pending or, to the best of the Company’s knowledge, threatened against the Company before any court or any governmental authority arising out of any act or omission of the Company under the Indentures.

(g)	The Company has, by a resolution which was duly adopted by the Board of Directors of the Company, and which is in full force and effect on the date hereof, authorized certain officers of the Company to: (a) accept Resigning Trustee’s resignation as Trustee, Registrar and Paying Agent under each Indenture and as Conversion Agent under each Convertible Indenture; (b) appoint Successor Trustee as Trustee, Registrar and Paying Agent under each Indenture and as Conversion Agent under each Convertible Indenture; and (c) execute and deliver such agreements, including, without limitation, this Agreement and other instruments as may be necessary or desirable to effectuate the succession of Successor Trustee as Trustee, Registrar and Paying Agent under each Indenture and as Conversion Agent under each Convertible Indenture. Furthermore, this Agreement has been duly authorized, executed and delivered on behalf of the Company and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

(h)	All conditions precedent relating to the appointment of Wilmington Trust, National Association, as successor Trustee, Registrar and Paying Agent under each Indenture and as Conversion Agent under each Convertible Indenture have been complied with.

(i)	The Company is authorized under each Indenture to appoint a successor Trustee;

(j)	Other than the 2011 First Supplemental Indenture, the 2011 Second Supplemental Indenture, the 2009 Supplemental Indenture and the 2013 Supplemental Indenture, the Indentures have not been amended or supplemented.

3

THE SUCCESSOR TRUSTEE

3.1 Successor Trustee hereby represents and warrants to Resigning Trustee and to the Company that:

(a)	Successor Trustee is not disqualified and is eligible to act as Trustee under the applicable provisions of the Indentures.

(b)	This Agreement has been duly authorized, executed and delivered on behalf of Successor Trustee and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

3.2 Successor Trustee hereby accepts its appointment as successor Trustee, Registrar and Paying Agent under each Indenture and accepts the rights, powers, trusts, privileges, immunities, duties and obligations of Resigning Trustee as Trustee, Registrar and Paying Agent under each Indenture and as Conversion Agent under each Convertible Indenture, upon the terms and conditions set forth therein, with like effect as if originally named as Trustee, Registrar and Paying Agent under each Indenture and as Conversion Agent under each Convertible Indenture.

3.3 Promptly after the Effective Date of this Agreement, the Successor Trustee shall cause a notice in the name of and on behalf of the Company, substantially in the form of Exhibit B annexed hereto, to be sent to each Holder as may be required by the Indentures.

3.4 References in the Indenture to Corporate Trust Office, Corporate Trust Office of the Trustee or other similar terms shall be deemed to refer to the designated corporate trust office of Successor Trustee, which is presently located at 15950 North Dallas Parkway, Suite 550, Dallas, Texas 75248, Attention: Goodrich Petroleum Notes Administrator.

4

MISCELLANEOUS

4.1 Except as otherwise expressly provided herein or unless the context otherwise requires, all terms used herein which are defined in the Indentures shall have the meanings assigned to them in the Indentures.

4.2 This Agreement and the resignation, appointment and acceptance effected hereby shall be effective as of the opening of business on March 28, 2016 (the “Effective Date”).

4.3 This Agreement does not constitute a waiver by any of the parties hereto of any obligation or liability which Resigning Trustee may have incurred in connection with its serving as Trustee, Paying Agent or Registrar under the Indentures and as Conversion Agent under each Convertible Indenture or an assumption by Successor Trustee of any liability of Resigning Trustee arising out of a breach by Resigning Trustee prior to the Effective Date and the Successor Trustee shall have no liability for any events or circumstances, actions or inactions occurring prior to the Effective Date.

4.4 Resigning Trustee hereby acknowledges payment or provision for payment in full by the Company of compensation for all services rendered by Resigning Trustee in its capacity as Trustee, Registrar and Paying Agent under the applicable provisions of the Indentures and as Conversion Agent under the applicable provisions of each Convertible Indenture, and reimbursement in full by the Company of the expenses, disbursements and advances incurred or made by Resigning Trustee in its capacity as Trustee, Registrar and Paying Agent and as Conversion Agent under each Convertible Indenture. Resigning Trustee acknowledges that it relinquishes any lien it may have upon all property or funds held or collected by it to secure any amounts due it pursuant to the applicable provisions of the Indentures. This Agreement does not constitute a waiver or assignment by the Resigning Trustee of any compensation, reimbursement, expenses or indemnity to which it is or may be entitled pursuant to the Indentures. The Company acknowledges its continuing obligation to indemnify Resigning Trustee in accordance with the applicable terms of the Indentures.

4.5 [Reserved].

4.6 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

4.7 This Agreement may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

4.8 The Company acknowledges that, in accordance with Section 326 of the USA Patriot Act, Successor Trustee, in order to help fight the funding of terrorism and prevent money laundering, is required to obtain, verify and record information that identifies each person or legal entity that establishes a relationship or opens an account with Successor Trustee. The Company agrees that it will provide Successor Trustee with such information as it may request in order for Successor Trustee to satisfy the requirements of the USA Patriot Act.

4.9 This Agreement sets forth the entire agreement of the parties with respect to its subject matter, and supersedes and replaces any and all prior contemporaneous warranties, representations or agreements, whether oral or written, with respect to the subject matter of this Agreement other than those contained in this Agreement.

4.10 The Company, Resigning Trustee and Successor Trustee hereby acknowledge receipt of an executed counterpart of this Agreement and the effectiveness thereof.

4.11 Unless otherwise provided herein, all notices, requests and other communications to any party hereunder shall be in writing (including facsimile and electronic transmission in PDF format) and shall be given to such party, addressed to it, as set forth below:

If to the Company:

Goodrich Petroleum Corporation

801 Louisiana, Suite 700

Houston, Texas 77002

Attention: Mike Killelea

Facsimile: 713-780-9254

Email: Mike.Killelea@goodrichpetroleum.com

If to Resigning Trustee:

Wells Fargo Bank, National Association

750 N St. Paul Place, Suite 1750

Dallas, Texas 75201

Attention: John C. Stohlmann

Facsimile: 214-756-7401

Email: john.stohlmann@wellsfargo.com

If to Successor Trustee:

Wilmington Trust, National Association

Global Capital Markets

15950 North Dallas Parkway, Suite 550

Dallas, Texas 75248

Attention: Goodrich Petroleum Notes Administrator

Facsimile: 888-316-6238

Email: sgoffinet@wilmingtontrust.com

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.

Goodrich Petroleum Corporation

By:	/s/ Michael J. Killelea
Name:	Michael J. Killelea
Title:	Senior Vice President, General Counsel and Corporate Secretary

Wells Fargo Bank, National Association as Resigning Trustee

By:	/s/ John C. Stohlmann
Name:	John C. Stohlmann
Title:	Vice President

Wilmington Trust, National Association, as Successor Trustee

By:	/s/ Shawn Goffinet
Name:	Shawn Goffinet
Title:	Assistant Vice President

EXHIBIT A

Documents to be delivered to Successor Trustee

1.	Executed copy of each Indenture and each amendment and supplemental indenture thereto.

2.	File of closing documents from initial issuance.

3.	Copies of the most recent of each of the SEC reports delivered by the Company.

4.	A copy of the most recent compliance certificate delivered pursuant to the applicable provision of each Indenture.

5.	Certified list of Holders, including certificate detail and all “stop transfers” and the reason for such “stop transfers” (or, alternatively, if there are a substantial number of registered Holders, the computer tape reflecting the identity of such Holders).

6.	Copies of any official notices sent by the Trustee to all the Holders of the Securities pursuant to the terms of the Indenture during the past twelve months and a copy of the most recent Trustee’s annual report to Holders.

7.	List of any documents which, to the knowledge of Resigning Trustee, are required to be furnished but have not been furnished to Resigning Trustee.

9.	Trust account statements (asset & transaction) for the one-year period preceding the date of this Agreement.

10.	All unissued Security inventory and the following original global notes:

Existing Unsecured Notes	CUSIP No.	Aggregate Principal Amount Outstanding	Global Note Certificate Number
8.875% Senior Notes due 2019	382410 AF5	$116,775,000	U-1
	382410AD0	$53,000	R-1
3.25% Convertible Senior Notes due 2026	382410 AB4	$429,000	3
5.00% Convertible Senior Notes due 2029	382410 AC2	$6,692,000	1
5.00% Convertible Senior Notes due 2032	382410 AG3	$94,160,000	1

11.	Securities debt service records and conversion records.

EXHIBIT B

NOTICE

To the Holders of GOODRICH PETROLEUM CORPORATION

3.25% Convertible Notes due 2026 (CUSIP No. 382410 AB4*)

5.00% Convertible Notes due 2029 (CUSIP No. 382410 AC2*)

5.00% Convertible Notes due 2032 (CUSIP No. 382410 AG3*)

8.875% Senior Notes due 2019 (CUSIP Nos. 382410 AF5* and 382410AD0*)

NOTICE IS HEREBY GIVEN, pursuant to the applicable provisions of the (i) Indenture, dated as of December 6, 2006, as amended and supplemented by the First Supplemental Indenture, dated April 1, 2011, (ii) Indenture, dated as of December 28, 2009, as amended and supplemented by the First Supplemental Indenture, dated as of December 28, 2009, the Second Supplemental Indenture, dated as of April 1, 2011 and the Third Supplemental Indenture, dated as of August 26, 2013, and (iii) Indenture, dated as of March 2, 2011 (each an “Indenture”), in each case, by and among Goodrich Petroleum Corporation, the guarantors from time to time party thereto and Wells Fargo Bank, National Association, as Trustee, that Wells Fargo Bank, National Association has resigned as trustee, registrar and paying agent and, if applicable, Conversion Agent under each Indenture.

Pursuant to the provisions of each Indenture, Wilmington Trust, National Association, a national banking association duly organized and existing under the laws of the United States, has accepted appointment as trustee, registrar and paying agent and, if applicable, Conversion Agent, under the Indenture. The address of the designated corporate trust office of the successor Trustee is Wilmington Trust, National Association, Global Capital Markets, 15950 North Dallas Parkway, Suite 550, Dallas, Texas 75248, Attention: Goodrich Petroleum Notes Administrator.

Wells Fargo Bank, National Association’s resignation as trustee, registrar and paying agent and Wilmington Trust, National Association’s appointment as successor trustee, registrar and paying agent were effective as of the opening of business on March 28, 2016.

Dated: March     , 2016

GOODRICH PETROLEUM CORPORATION

BY: WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

*	No representation is made as to the accuracy or correctness of CUSIP Nos.